Subsequent Events	12 Months Ended
Jan. 31, 2022
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Subsequent Events
33.	SUBSEQUENT EVENTS
Revolving Credit Facilities
On February 16, 2022, the Company amended its $800.0 million Revolving Credit Facilities to increase the total availability to $1,100.0 million and replace LIBOR references by Secured Overnight Financing Rate (‘‘SOFR’’) references. The pricing grid and other conditions remain unchanged.
Substantial Issuer Bid
On March 24, 2022, the Company’s Board of Directors authorized a substantial issuer bid to repurchase its shares for cancellation for a maximum amount of $250.0 million (the “Offer”). The Company expects to launch and complete the Offer during the first quarter of the fiscal year ending January 31, 2023.